                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 12, 1998, included in Superior Industries International, Inc.'s Annual Report to Shareholders on Form 10-K for the year ended December 31, 1997, into the Company's previously filed Registration Statements File Nos. 2-80130, 33-48547 and 33-64088.




ARTHUR ANDERSEN LLP




Los Angeles, California
March 20, 1998

                                      S-5